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                                                               EXHIBIT NO. 10.37



                                PROMISSORY NOTE

U.S.$3,500,000.00                                       MARCH 2, 1998
                                                        SADDLE BROOK, NEW JERSEY

     FOR VALUE RECEIVED, the undersigned, MICHAEL D. FASCITELLI, an individual residing at 25 East End Avenue, New York, New York 10028 ("Payor"), hereby promise to pay to VORNADO REALTY TRUST, a Maryland real estate investment trust ("Payee"), or its order, at its principal offices located at Park 80 West, Plaza II, Saddle Brook, New Jersey 07663, the principal amount of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000.00). Interest shall accrue on this Note at the rate of 5.47% from and after the date set forth above and accrued and unpaid interest shall be due and payable quarterly in arrears on the tenth day following the payment of the Payee's regular quarterly dividend to its stockholders (or if no such dividend is paid, at the end of the then current calendar quarter), until the principal amount of this Note and all accrued interest hereon shall have been paid in full.

     Interest due on this Note shall be calculated on the basis of a 365-day year for the actual number of days elapsed during the applicable period. Any payment required to be made hereunder on a day which is not a business day shall be due and owing on the first business day thereafter. Failure by the Payor to pay any sum due hereunder when due and payable which has not been cured by the Payor within 30 days following actual receipt of written notice given by the Payee shall constitute an event of default under this Note and the Payee may, at its sole option exercised by notice to the Payor, declare the entire outstanding principal balance hereof, together with all unpaid interest accrued hereon, to be immediately due and payable in full. Upon the occurrence of an event of default hereunder, the Payee may exercise all rights and remedies available to it hereunder or otherwise.

     The principal amount hereof and all accrued and unpaid interest hereon shall be due and payable on the Maturity Date (as defined below). For purposes of this Note,the term "Maturity Date" shall mean the earliest of (i) the Date of Termination (as defined in that certain Employment Agreement, dated as of December 2, 1996, by and between Payor and Payee, as may be amended from time to time (the "Employment Agreement")), (ii) March 2, 2003 and (iii) the date of the final payment to Payor under the Convertible Units Agreement (as defined in the Employment Agreement). Notwithstanding the foregoing, the Payor shall be obligated to immediately repay the principal amount of this Note if, and only to the extent, the Aggregate Principal Amount (as defined below) shall at any time exceed one-half (1/2) of the product of (x) the number of outstanding Convertible Units (as defined in the Employment Agreement) and (y) $21.75. For purposes of this Note, the term "Aggregate Principal Amount" shall mean, for any date, the aggregate principal amount outstanding hereunder on such date together with the principal amount outstanding on such date under each other note made by Payor in favor of Payee. The Payor shall have the right to prepay all or any portion of the amounts evidenced by this Note at any time without premium or penalty; provided, however, such prepayment shall include all interest accrued and unpaid hereunder as of the date of such prepayment.



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           If this Note is collected by legal proceedings (including proceedings in the probate or bankruptcy courts) then all costs and expenses of collection or enforcement shall be added to the principal of, and be collectible as part of, this Note.

           In case any one or more of the provisions of this Note shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

           THIS NOTE IS MADE UNDER AND IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CHOICE-OF-LAW RULES.

           IN WITNESS WHEREOF, the Payor has caused this instrument to be duly executed on the date in the year first above written.

                                       /s/ Michael D. Fascitelli
                                       -------------------------
                                       Michael D. Fascitelli

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                                PROMISSORY NOTE

U.S.$2,600,000.00                                       APRIL 30, 1998
                                                        SADDLE BROOK, NEW JERSEY


      FOR VALUE RECEIVED, the undersigned, MICHAEL D. FASCITELLI, an individual residing at 25 East End Avenue, New York, New York 10028 ("Payor"), hereby promise to pay to VORNADO REALTY TRUST, a Maryland real estate investment trust ("Payee"), or its order, at its principal offices located at Park 80 West, Plaza II, Saddle Brook, New Jersey 07663, the principal amount of TWO MILLION SIX HUNDRED THOUSAND DOLLARS ($2,600,000.00). Interest shall accrue on this Note at the rate of 5.58% from and after the date set forth above and accrued and unpaid interest shall be due and payable quarterly in arrears on the tenth day following the payment of the Payee's regular quarterly dividend to its stockholders (or if no such dividend is paid, at the end of the then current calendar quarter), until the principal amount of this Note and all accrued interest hereon shall have been paid in full.

      Interest due on this Note shall be calculated on the basis of a 365-day year for the actual number of days elapsed during the applicable period. Any payment required to be made hereunder on a day which is not a business day shall be due and owing on the first business day thereafter. Failure by the Payor to pay any sum due hereunder when due and payable which has not been cured by the Payor within 30 days following actual receipt of written notice given by the Payee shall constitute an event of default under this Note and the Payee may, at its sole option exercised by notice to the Payor, declare the entire outstanding principal balance hereof, together with all unpaid interest accrued hereon, to be immediately due and payable in full. Upon the occurrence of an event of default hereunder, the Payee may exercise all rights and remedies available to it hereunder or otherwise.

      The principal amount hereof and all accrued and unpaid interest hereon shall be due and payable on the Maturity Date (as defined below). For purposes of this Note, the term "Maturity Date" shall mean the earliest of (i) the Date of Termination (as defined in that certain Employment Agreement, dated as of December 2, 1996, by and between Payor and Payee, as may be amended from time to time (the "Employment Agreement")), (ii) April 30, 2003 and (iii) the date of the final payment to Payor under the Convertible Units Agreement (as defined in the Employment Agreement). Notwithstanding the foregoing, the Payor shall be obligated to immediately repay the principal amount of this Note if, and only to the extent, the Aggregate Principal Amount (as defined below) shall at any time exceed one-half (1/2) of the product of (x) the number of outstanding Convertible Units (as defined in the Employment Agreement) and (y) $21.75. For purposes of this Note, the term "Aggregate Principal Amount" shall mean, for any date, the aggregate principal amount outstanding hereunder on such date together with the principal amount outstanding on such date under each other note made by Payor in favor of Payee. The Payor shall have the right to prepay all or any portion of the amounts evidenced by this Note at any time without premium or penalty; provided, however, such prepayment shall include all interest accrued and unpaid hereunder as of the date of such prepayment.


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     If this Note is collected by legal proceedings (including proceedings in the probate or bankruptcy courts) then all costs and expenses of collection or enforcement shall be added to the principal of, and be collectible as part of, this Note.

     In case any one or more of the provisions of this Note shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     THIS NOTE IS MADE UNDER AND IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CHOICE-OF-LAW RULES.

     IN WITNESS WHEREOF, the Payor has caused this instrument to be duly executed on the date in the year first above written.

                                                  /s/ Michael D. Fascitelli
                                                  -------------------------
                                                      Michael D. Fascitelli


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